UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2012

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 20, 2012, the Board of Directors of Horizon Bancorp (the “Company”) amended Section 7.5 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to delete the requirement that employees, including officers, retire no later than the calendar year during which the employee reaches age 75, and to make other conforming amendments to reflect the deletion of Section 7.5. A copy of the Bylaws as amended is attached as Exhibit 3.1 to this Current Report. The foregoing summary of the revisions is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

          Exhibit 3.1    Horizon Bancorp Amended and Restated Bylaws, as amended March 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 22, 2012	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
3.1	Horizon Bancorp Amended and Restated Bylaws, as amended March 20, 2012	Attached